UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2004

                              STARCRAFT CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

                              000-22048 35-1817634
           (Commission File Number) (IRS Employer Identification No.)

                                 P. O. Box 1903
                            1123 South Indiana Avenue
                           Goshen, Indiana 46527-1903
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (574) 534-7827

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ITEM 2.    ACQUISITION OR DISTRIBUTION OF ASSETS.

On January 16, 2004, Starcraft Corporation ("Starcraft") completed its acquisition of Wheel to Wheel, Inc., a Michigan corporation ("Wheel to Wheel"). The transaction was effected as a merger of Wheel to Wheel into Wheel to Wheel Acquisition Company, LLC ("Acquisition Company"), a wholly owned subsidiary of Starcraft, pursuant to the Agreement and Plan of Merger, dated as of October 29, 2003, and Starcraft, Wheel to Wheel, Acquisition Company and the shareholders of Wheel to Wheel. Shareholders of Starcraft approved the issuance of shares by Starcraft in the merger at the Annual Meeting of Shareholders on January 12, 2004. In connection with the merger, Starcraft will issue 3,550,000 shares of Starcraft common stock, in the aggregate, to the former shareholders of Wheel to Wheel, Inc.

Prior to the merger, Wheel to Wheel owned 50% of Starcraft's joint venture subsidiaries Tecstar, LLC and Tecstar Manufacturing Canada Limited. As a result of the merger, Starcraft owns directly or indirectly 100% of the equity interests in the Tecstar entities and Wheel to Wheel.

The transaction was accomplished through arms-length negotiations between the Starcraft management and the management of Wheel to Wheel.

The financial statements incorporated by reference into this report include unaudited financial statements of Wheel to Wheel because the majority of Wheel to Wheel's assets and revenues are derived from Tecstar. The assets, liabilities and results of operations of Tecstar are already reflected in Starcraft's audited consolidated financial statements, and the assets and operations of Wheel to Wheel apart from Tecstar would not separately constitute a significant subsidiary. We plan to file audited financial statements of Wheel to Wheel within the next 60 days.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          The Unaudited Historical Financial Statements of Wheel to Wheel, Inc. for the three years in the period ending September 30, 2003, are incorporated herein by reference to Annex D of Registrant's definitive proxy statement relating to its 2004 annual meeting of shareholders, filed with the Commission on December 16, 2003.

     (b)  Pro Forma Financial Information

          Unaudited Pro Forma Financial Statements of Starcraft Corporation for the year ended September 28, 2003, giving effect to the acquisition of Wheel to Wheel, Inc. are incorporated herein by reference to such pro forma financial statements set forth as part of Proposal II in Registrant's definitive proxy statement relating to its 2004 annual meeting of shareholders, filed with the Commission on December 16, 2003.

     (c)  Exhibits

          2 Agreement and Plan of Merger, dated as of October 29, 2003, by and among Wheel to Wheel, Inc., Starcraft Corporation, Wheel to Wheel Acquisition Company, LLC, and the shareholders of Wheel to Wheel, Inc. is incorporated by reference to Exhibit 2 to the Registrant's 8-K filed on November 3, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STARCRAFT CORPORATION
                                       (Registrant)


                                  /s/ Joseph E. Katona, III
                                  ----------------------------------------------
                                  Name:    Joseph E. Katona, III,
                                  Title:   Chief Financial Officer and Secretary


Dated: January 19, 2004